united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 3/31

Date of reporting period: 3/31/23

CENTERSTONE INVESTORS

2023 ANNUAL REPORT

March 31, 2023

CENTERSTONE INVESTORS FUND

CLASS I	CLASS A	CLASS C
CENTX	CETAX	CENNX

CENTERSTONE INTERNATIONAL FUND

CLASS I	CLASS A	CLASS C
CINTX	CSIAX	CSINX

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

Centerstone Investors ♦ Annual Report ♦ March 31, 2023

TABLE OF CONTENTS

3	CENTERSTONE’S DISTINCT INVESTMENT APPROACH
4	CENTERSTONE’S OPERATING PRINCIPLES
5	CENTERSTONE’S GUIDELINES TO INTELLIGENT INVESTING
6	SHAREHOLDER LETTER
CENTERSTONE INVESTORS FUND
10	Centerstone Investors Fund Overview
12	Schedule of Investments
CENTERSTONE INTERNATIONAL FUND
18	Centerstone International Fund Overview
20	Schedule of Investments
24	STATEMENTS OF ASSETS AND LIABILITIES
27	STATEMENTS OF OPERATIONS
28	STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
30	Centerstone Investors Fund
32	Centerstone International Fund
34	NOTES TO FINANCIAL STATEMENTS
56	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
58	ADDITIONAL INFORMATION
62	FUNDS’ EXPENSES
65	SUPPLEMENTAL INFORMATION
70	PRIVACY NOTICE

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	1

2	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE’S DISTINCT INVESTMENT APPROACH
(Unaudited)

Successful investing requires a strong dose of common sense. As a result, we approach security analysis from a different perspective. We are business analysts, not “equity” analysts. Business analysis is a more holistic approach which includes the entirety of a firm’s capital structure and allows us, in our opinion, to more accurately gauge the prospects for impairment in business value.

“Successful investing requires a strong dose of common sense. As a result, we approach security analysis from a different perspective. We are business analysts, not ‘equity’ analysts.”

As the name of the firm states, we are investors, which implies a long-term time horizon. Since most peers operate on an annual cycle, they attempt to maximize short-term gains. Being privately owned with an employee ownership culture allows us, in our opinion, to more effectively align our interests with our investors.

We define risk simply as the chance for permanent loss of capital. Our distinct investment approach seeks to minimize losses at a portfolio level by trying to have adequate diversification of risks. We will default to cash and high quality bonds in the absence of qualifying investments. It is our belief that our risk management techniques on a security-level and portfolio-level attempt to address the risk most commonly defined by shareholders: volatility.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	3

CENTERSTONE’S OPERATING PRINCIPLES
(Unaudited)

TIME HORIZON

♦	Long-term investment horizon

♦	Emphasis on long-term earnings power, rather than current earnings

MARGIN OF SAFETY AND INTRINSIC VALUE

♦	Invest in a security after we have determined that the market price is lower than its intrinsic value, the difference being our margin of safety

♦	Margin of safety affords us a cushion to potentially avoid paying more than its intrinsic value

SEEK TO MANAGE RISK THROUGH BOTTOM-UP RESEARCH

♦	In our opinion, it is important to avoid highly leveraged businesses, specifically because they are more exposed to an impairment of value during periods of industry or economic distress

♦	Focus our efforts on understanding the likelihood of a change in the earnings power of a business due to changing competitive dynamics, technological challenges and regulations, among other factors

♦	In most cases, we will avoid shareholder-unfriendly businesses as it relates to management’s capital allocation decisions

GENERAL MARKET RISK WITHIN A BOTTOM-UP APPROACH

♦	In environments with an insufficient margin of safety, fully invested portfolio mandates can become too exposed to the risk of loss by owning potentially overvalued securities, while a more flexible policy may help to reduce that risk by holding a reserve in cash and high quality debt instruments

4	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

(Unaudited)

CENTERSTONE'S GUIDELINES TO INTELLIGENT INVESTING

A long-term time horizon and the avoidance of permanent capital loss are the keys to a successful investment strategy

Business quality, balance sheet quality, and management quality are as important as price in considering the difference between an investment and speculation

The flexibility to hold reserves is an important tool in the event that bottom-up search yields few opportunities

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	5

Abhay Deshpande, CFA CHIEF INVESTMENT OFFICER	DEAR FELLOW CENTERSTONE SHAREHOLDERS,

Years like the Funds’ fiscal year ended March 31, 2023 should be viewed as a gift to stock pickers, as the investment options available at attractive prices include more high-quality companies. In most economic environments, “value” investments tend to come with a lot of baggage. However, in weak economic environments, investors can be indiscriminate in their selling and high-quality companies may also trade for “value” prices. To put it another way, in some environments we are buying the best among mass market vehicles, while in others we can buy Porsches at mass-market prices. This fiscal year was more like the latter, even if not as extreme as the Global Financial Crisis in 2007-2008.

REVIEW OF CENTERSTONE’S THREE PILLARS

Towards the end of the fiscal year ended March 31, 2023, problems began to surface at Silicon Valley Bank and Signature Bank, echoes of the beginnings of last decade’s financial crisis. Then, it was a string of supposedly isolated failures of small financial institutions which morphed into a contagion that would sweep the entire world’s financial system into chaos and to the brink of insolvency. With memories from the 2008 crisis still fresh, the most recent depositor exodus from a few relatively small West Coast banks has led many to shoot first and ask questions later. This highlights one of the risk factors for financial companies that is largely absent in other industries–sudden loss of confidence combined with inherently leveraged balance sheets that can lead to such contrary situations as Credit Suisse and Silicon Valley Bank being “well capitalized” one day and bankrupt the next.

Centerstone Investors’ strategies do have exposure to a small basket of financial companies, and we attempt to guard against this risk by investing alongside management teams that conservatively manage the balance sheets. Another way we attempt to manage this risk in other industries is by holding businesses

6	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

SHAREHOLDER LETTER
March 31, 2023

that do not require day-to-day access to financial markets in order to function. We have often written about the “three pillars” of our fundamental analysis which includes a thorough review of management quality, business quality and balance sheet quality. The current environment is a good example of why we focus on those three elements. High-quality management teams manage a business with long-term goals in mind and are shareholder-oriented. High-quality businesses enjoy enduring competitive advantages. Finally, high-quality balance sheets can include those with some leverage, but those liabilities tend to be termed out over time. Businesses that rest on those three pillars will tend to be stable, self-funding, cash-flow-generating businesses. In other words, we believe the companies that Centerstone Investors gravitates towards are quite the opposite of the companies that have been failing lately.

As of this writing, the aftershocks of the recent bank failures are unknown. Sometimes it feels as if we are more in the acid-management business than the asset-management business, but before anyone reaches for Zantac, I believe it would be prudent to allow for the possibility that the recent failures are isolated. As a possible indication, unlike the past, the US dollar has not yet spiked higher, which suggests that the macro picture may not be analogous to the period of contagion exhibited from 2008 to 2011. It used to be said that when the US catches a cold, the rest of the world catches pneumonia, but it is possible that the rest of the world is vaccinated against the disease. As always, the future is uncertain and we keep an open mind as to the destination of the path ahead.

PORTFOLIO VALUATION & HOLDING QUALITY

During the fiscal year ended March 31, 2023, from a valuation perspective, the Funds approached their “cheapest” levels since inception. The previous “cheapest” point was during the COVID-panic in early 2020. A key difference, however, is that the quality of the companies in the portfolio is significantly higher today. Subjectively, I believe the portfolio quality is near its highest point since the Funds’ inception. Therefore, the attractiveness of the Funds, considering valuation and investment quality, is probably at an all-time high in our opinion. And as more stocks seem to become undervalued, we plan to keep adding Porsches to our collection.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	7

DISCUSSION OF FUND PERFORMANCE

CENTERSTONE INVESTORS FUND

For the fiscal year ended March 31, 2023, the Centerstone Investors Fund Class I shares (CENTX) returned -2.47%, Class A shares (CETAX) returned -2.64%, Class A shares with a sales charge (CETAX) returned -7.53% compared with -7.44% for the MSCI ACWI Index, and Class C shares (CENNX) returned -3.40%. The Fund’s reserves* made up 10.32% of the portfolio on average for the fiscal year and 9.89% of the portfolio as of March 31, 2023.

During the fiscal year, the Centerstone Investors Fund’s five largest contributors to performance were Meta Platforms (United States, US Equity, Communication Services), O’Reilly Automotive (United States, US Equity, Consumer Discretionary), Grainger (United States, US Equity, Industrials), ISS (Denmark, Foreign Equity, Industrials) and Wartsila (Finland, Foreign Equity, Industrials), collectively adding 3.02% to performance. The five largest detractors were Ubisoft Entertainment (France, Foreign Equity,Communication Services), ICL Group (Israel, Foreign Equity, Materials), PHI (United States, US Equity, Energy), Gudang Garam (Indonesia, Foreign Equity, Consumer Staples) and TC Energy (Canada, Foreign Equity, Energy), collectively subtracting 3.78% from performance.

CENTERSTONE INTERNATIONAL FUND

For the fiscal year ended March 31, 2023, the Centerstone International Fund Class I shares (CINTX) returned -0.45%, Class A shares (CSIAX) returned -0.66%, Class A shares with a sales charge (CSIAX) returned -5.64% compared with -5.07% for the MSCI ACWI Ex-US Index, and Class C shares (CSINX) returned -1.44%. The Fund’s reserves* made up 0.82% of the portfolio on average for the fiscal year and 2.41% of the portfolio as of March 31, 2023.

During the fiscal year, the Centerstone International Fund’s five largest contributors to performance were Coast Capital Midas Fund LP (Canada, Private Fund, Materials), Wartsila (Finland, Foreign Equity, Industrials),

8	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

SHAREHOLDER LETTER
March 31, 2023

Compania Cervecerias Unidas (Chile, Foreign Equity, Consumer Staples), Sodexo (France, Foreign Equity, Consumer Discretionary) and Logista (Spain, Foreign Equity, Industrials), collectively adding 6.54% to performance. The five largest detractors were Ubisoft Entertainment (France, Foreign Equity, Communication Services), ICL Group (Israel, Foreign Equity, Materials), Gudang Garam (Indonesia, Foreign Equity, Consumer Staples), S-1 (South Korea, Foreign Equity, Industrials) and Megacable (Mexico, Foreign Equity, Communication Services), collectively subtracting 4.78% from performance.

Thank you for being a Centerstone shareholder. We look forward to writing you again.

Sincerely,

Abhay Deshpande, CFA

CHIEF INVESTMENT OFFICER

*	Reserve positions are cash & cash equivalents, treasury securities and short-term high quality bonds. The commentary represents the opinion of Centerstone Investors as of March 2023, and is subject to change based on market and other conditions. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Any statistics contained here have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US.

All indices provide total returns in US dollars with net dividends reinvested.

Investors are not able to invest directly in the indices referenced and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons.

7353-NLD-04/30/2023

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	9

CENTERSTONE INVESTORS FUND OVERVIEW (Unaudited)

Seeks long-term growth of capital	Global investments across industries, market capitalizations and capital structure	Invest in global equities and fixed income, with a bottom-up value approach. Weightings will vary depending on opportunities

PERFORMANCE	1 Month	3 Month	1 Year	3 Year	5 Year	Since Inception*
Class I (CENTX)	0.91%	6.19%	-2.47%	13.72%	2.92%	4.52%
Class A (CETAX)	1.00	6.23	-2.64	13.45	2.68	4.26
Class A (CETAX) with Sales Charge†	-4.04	0.92	-7.53	11.53	1.63	3.49
Class C (CENNX)	0.85	5.90	-3.40	12.58	1.90	3.54

*	Inception date is May 3, 2016

†	Class A Maximum Sales Charge is 5.00%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877.314.9006.

TOP 10 HOLDINGS§	% of Portfolio		% of Portfolio
Gold & Gold-Related (US)	4.87%	Wartsila (FIN)	2.41%
Air Liquide (FRA)	3.49	O’Reilly Automotive (US)	2.18
Coast Capital Midas Fund LP^ (CAN)	3.25	Eiffage (FRA)	1.81
ISS (DNK)	2.51	Meko (SWE)	1.75
Henry Schein (US)	2.47	Grainger (US)	1.73
		TOTAL	26.47%

§	Holdings in cash, cash equivalents and short term instruments have been excluded.

^	OceanaGold Corp (a security traded on the Canadian Securities Exchange) is the main underlying holding of Coast Capital Midas Fund LP.

The security holdings are presented to illustrate examples of the securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

10	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CLASS I		CLASS A		CLASS C
CENTX	♦	CETAX	♦	CENNX
(Unaudited)

GROWTH OF A $10,000 INITIAL INVESTMENT

Fund inception date is May 3, 2016.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is not available for direct investment.

The Consumer Price Index (CPI) represents the change in price of goods and services purchased for consumption by households.

All indices provide total returns in US dollars with net dividends reinvested.

Centerstone Investors customizes its own sector, asset class and region classifications. On occasion, these classifications may differ from those used by other sources, which may result in differences. Allocation percentages are based on total value of portfolio securities excluding short-term investments.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	11

CENTERSTONE INVESTORS FUND
SCHEDULE OF INVESTMENTS
March 31, 2023

Shares		Fair Value
COMMON STOCKS — 79.3%
Bermuda — 0.7%
1,660,413	PAX Global Technology Ltd.	$1,394,297

Canada — 5.3%
16,894	Franco-Nevada Corporation	2,463,146
424,925	Jaguar Mining, Inc.(a)	845,750
109,400	Quebecor, Inc., Class B(a)	2,704,402
27,048	Ritchie Bros Auctioneers, Inc.	1,522,521
66,809	TC Energy Corporation(a)	2,598,666
		10,134,485
Cayman Islands — 3.0%
108,000	Baidu, Inc.(b)	2,034,843
2,314,018	NagaCorp Ltd.(b)	1,805,853
40,000	Tencent Holdings Ltd. - ADR	1,955,600
		5,796,296
Chile — 2.0%
191,849	Cia Cervecerias Unidas S.A. - ADR	2,998,600
102,546,552	Vina San Pedro Tarapaca S.A.(c)	763,140
		3,761,740
Denmark — 2.5%
235,985	ISS A/S(b)	4,816,413

Finland — 2.4%
489,783	Wartsila OYJ Abp(a)	4,623,140

France — 12.3%
39,953	Air Liquide S.A.	6,689,015
36,000	BNP Paribas S.A.	2,150,262
140,974	Cie Plastic Omnium S.A.	2,568,381
32,071	Eiffage S.A.	3,471,287
11,100	Schneider Electric S.E.	1,855,446
22,063	Sodexo S.A.	2,155,337
56,140	Ubisoft Entertainment S.A.(b)	1,496,608
75,740	Worldline S.A.(b)	3,219,481
		23,605,817
Germany — 2.6%
55,750	Fraport A.G. Frankfurt Airport Services Worldwide(b)	2,810,909
37,700	Porsche Automobil Holding S.E.	2,164,677
		4,975,586

See Accompanying Notes to Financial Statements.

12	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2023

Shares		Fair Value
COMMON STOCKS — 79.3% (Continued)
Indonesia — 1.0%
1,160,445	Gudang Garam Tbk P.T.	$2,015,149

Ireland — 1.8%
45,853	Perrigo Company PLC	1,644,747
115,120	Ryanair Holdings plc(b)	1,862,639
		3,507,386
Israel — 0.7%
209,400	ICL Group Ltd.	1,418,410

Japan — 6.3%
111,334	Aica Kogyo Company Ltd.	2,558,537
46,980	FANUC Corporation	1,696,653
175,751	Nagaileben Company Ltd.	2,713,370
127,105	Sekisui Jushi Corporation(a)	1,999,491
7,302	Shimano, Inc.(a)	1,266,139
81,400	T Hasegawa Company Ltd.(a)	1,832,627
		12,066,817
Korea (Republic Of) — 0.7%
33,748	S-1 Corporation	1,429,820

Mexico — 1.6%
1,190,351	Megacable Holdings S.A.B. de C.V.	3,044,832

Netherlands — 1.0%
56,456	Koninklijke Vopak N.V.	1,993,634

Singapore — 2.7%
317,369	Oversea-Chinese Banking Corporation Ltd.	2,958,402
315,000	Singapore Exchange Ltd.	2,230,640
		5,189,042
Spain — 2.0%
685,000	Banco Santander S.A.	2,553,149
53,818	Cia de Distribucion Integral Logista Holdings S.A.	1,343,161
		3,896,310
Sweden — 3.8%
59,774	Loomis A.B.	2,047,780
281,837	Mekonomen A.B.	3,351,866
180,000	Skandinaviska Enskilda Banken A.B.(a)	1,986,772
		7,386,418

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	13

CENTERSTONE INVESTORS FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2023

Shares		Fair Value
COMMON STOCKS — 79.3% (Continued)
Switzerland — 2.7%
36,000	Julius Baer Group Ltd.	$2,459,561
187,140	Softwareone Holding A.G.	2,670,146
		5,129,707
Thailand — 2.5%
541,900	Bangkok Bank PCL	2,403,008
592,930	Siam City Cement PCL	2,420,554
		4,823,562
United Kingdom — 0.7%
1,066,536	Firstgroup plc	1,356,679

United States — 21.0%
12,549	3M Company	1,319,025
20,926	Brunswick Corporation	1,715,932
6,157	Carlisle Companies, Inc.	1,391,913
13,937	CarMax, Inc.(b)	895,870
43,750	Dentsply Sirona, Inc.	1,718,500
24,757	Emerson Electric Company	2,157,325
11,500	FleetCor Technologies, Inc.(b)	2,424,775
58,155	Henry Schein, Inc.(b)	4,741,959
6,694	McDonald’s Corporation	1,871,709
11,700	Meta Platforms, Inc., Class A(b)	2,479,698
12,200	Mohawk Industries, Inc.(b)	1,222,684
4,927	O’Reilly Automotive, Inc.(b)	4,182,924
270,940	PHI Group, Inc.(a),(b)	2,844,870
16,108	Ross Stores, Inc.	1,709,542
22,495	Scotts Miracle-Gro Company (The)(a)	1,568,801
42,312	Sonoco Products Company	2,581,032
14,500	Walmart, Inc.	2,138,025
4,817	WW Grainger, Inc.	3,317,998
		40,282,582

TOTAL COMMON STOCKS (Cost $145,114,604)		152,648,122

See Accompanying Notes to Financial Statements.

14	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2023

Shares				Fair Value
EXCHANGE-TRADED FUNDS — 4.9%
United States — 4.9%
51,027	SPDR Gold Shares(b)			$9,349,167
TOTAL EXCHANGE-TRADED FUNDS (Cost $6,330,010)				9,349,167

PRIVATE INVESTMENT FUNDS — 3.2%
United States — 3.2%
2,691,200	Coast Capital Midas Fund LP(b),(c),(d),(e),(f )			6,240,893
TOTAL PRIVATE INVESTMENT FUNDS (Cost $4,800,000)				6,240,893

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
CORPORATE BONDS — 2.3%
Ireland — 1.3%
2,500,000 USD	Perrigo Finance Unlimited Company	3.9000	12/15/24	2,444,425

United States — 1.0%
2,000,000 USD	Bath & Body Works, Inc.(a)	6.6940	01/15/27	1,995,000
TOTAL CORPORATE BONDS (Cost $4,457,529)				4,439,425

U.S. GOVERNMENT & AGENCIES — 2.6%
United States — 2.6%
5,000,000 USD	United States Treasury Bill(g)	4.4900	04/06/23	4,998,063
TOTAL U.S. GOVERNMENT & AGENCIES (Cost $4,996,875)				4,998,063

Shares				Fair Value
SHORT-TERM INVESTMENTS — 7.6%
Collateral for Securities Loaned — 0.4%
731,136	State Street Navigator Securities Lending Government Money Market Portfolio, 4.84% (Cost $731,136)(h),(i)			731,136

Money Market Funds — 7.2%
13,964,048	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.63% (Cost $13,964,048)(h)			13,964,048
TOTAL SHORT-TERM INVESTMENTS (Cost $14,695,184)				14,695,184

TOTAL INVESTMENTS — 99.9% (Cost $180,394,202)				$192,370,854
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%				211,159
NET ASSETS — 100.0%				$192,582,013

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	15

CENTERSTONE INVESTORS FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2023

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

LP	- Limited Partnership

LTD	- Limited Company

N.V.	- Naamioze Vennootschap

OYJ	- Julkinen osakeyhtiö

PLC	- Public Limited Company

P.T.	- Perseroan Terbatas

S.A.	- Société Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Security, or a portion of the security, is out on loan at March 31, 2023. Total loaned securities had a value of $9,507,735 at March 31, 2023.

(b)	Non-income producing security.

(c)	Illiquid security. The total fair value of these securities as of March 31, 2023 was $7,004,032, representing 3.6% of net assets.

(d)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(e)	Investment is valued using net asset value (or its equivalent) as a practical expedient. Total value of all such securities as March 31, 2023, amounted to $6,240,893, which represents approximately 3.2% of the net assets of the Fund. OceanaGold Corporation (a security traded on the Toronto Stock Exchange) is the only underlying holding of Coast Capital Midas Fund LP.

(f)	Restricted security.

(g)	Zero coupon bond. Coupon rate disclosed represents yield at purchase.

(h)	Rate disclosed is the seven day effective yield as of March 31, 2023.

(i)	The loaned securities were secured with short-term investment cash collateral of $731,136 and non cash collateral of $9,241,458. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund’s custodian. The Fund cannot pledge or resell the collateral.

See Accompanying Notes to Financial Statements.

16	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	17

CENTERSTONE INTERNATIONAL FUND OVERVIEW (Unaudited)

Seeks long-term growth of capital	Non-US investments across industries, market capitalizations and capital structure	Invest majority of assets in foreign equities with flexibility to invest in fixed income, with a bottom-up value approach

PERFORMANCE	1 Month	3 Month	1 Year	3 Year	5 Year	Since Inception*
Class I (CINTX)	2.69%	8.09%	-0.45%	10.94%	-0.50%	2.45%
Class A (CSIAX)	2.66	8.08	-0.66	10.64	-0.74	2.22
Class A (CSIAX) with Sales Charge†	-2.43	2.66	-5.64	8.77	-1.75	1.46
Class C (CSINX)	2.62	7.83	-1.44	9.81	-1.49	1.51

*	Inception date is May 3, 2016

†	Class A Maximum Sales Charge is 5.00%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877.314.9006.

TOP 10 HOLDINGS§	% of Portfolio		% of Portfolio
Coast Capital Midas Fund LP^ (CAN)	9.37%	Wartsila (FIN)	3.01%
Gold & Gold-Related (US)	6.61	SoftwareONE (CHE)	2.82
VSPT Wine Group (CHL)	3.80	Eiffage (FRA)	2.67
Air Liquide (FRA)	3.57	Worldline (FRA)	2.56
ISS (DNK)	3.48	Sodexo (FRA)	2.52
		TOTAL	40.41%

§	Holdings in cash, cash equivalents and short term instruments have been excluded.

^	OceanaGold Corp (a security traded on the Canadian Securities Exchange) is the main underlying holding of Coast Capital Midas Fund LP.

The security holdings are presented to illustrate examples of the securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

18	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CLASS I		CLASS A		CLASS C
CINTX	♦	CSIAX	♦	CSINX
(Unaudited)

GROWTH OF A $10,000 INITIAL INVESTMENT

Fund inception date is May 3, 2016.

The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The index is not available for direct investment.

The Consumer Price Index (CPI) represents the change in price of goods and services purchased for consumption by households.

All indices provide total returns in US dollars with net dividends reinvested.

Centerstone Investors customizes its own sector, asset class and region classifications. On occasion, these classifications may differ from those used by other sources, which may result in differences. Allocation percentages are based on total value of portfolio securities excluding short-term investments.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	19

CENTERSTONE INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
March 31, 2023

Shares		Fair Value
COMMON STOCKS — 79.3%
Bermuda — 0.9%
188,587	PAX Global Technology Ltd.	$158,362

Canada — 4.9%
84,675	Jaguar Mining, Inc.(a)	168,533
10,980	Quebecor, Inc., Class B(a)	271,429
10,347	TC Energy Corporation(a)	402,467
		842,429
Cayman Islands — 4.1%
10,000	Baidu, Inc.(b)	188,411
437,006	NagaCorp Ltd.(b)	341,039
3,600	Tencent Holdings Ltd. - ADR	176,004
		705,454
Chile — 5.1%
14,627	Cia Cervecerias Unidas S.A. - ADR(a)	228,620
84,677,397	Vina San Pedro Tarapaca S.A.(c)	630,159
		858,779
Denmark — 3.4%
28,301	ISS A/S(b)	577,618

Finland — 2.9%
53,060	Wartsila OYJ Abp(a)	500,842

France — 14.7%
3,545	Air Liquide S.A.	593,512
3,000	BNP Paribas S.A.	179,189
5,000	Cie Plastic Omnium S.A.	91,094
4,101	Eiffage S.A.	443,883
1,280	Schneider Electric S.E.	213,961
4,294	Sodexo S.A.	419,481
5,914	Ubisoft Entertainment S.A.(b)	157,658
10,005	Worldline S.A.(b)	425,283
		2,524,061
Germany — 4.2%
7,644	Fraport A.G. Frankfurt Airport Services Worldwide(b)	385,410
5,900	Porsche Automobil Holding S.E.	338,769
		724,179
Indonesia — 1.7%
170,955	Gudang Garam Tbk P.T.	296,869

See Accompanying Notes to Financial Statements.

20	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2023

Shares		Fair Value
COMMON STOCKS — 79.3% (Continued)
Ireland — 2.4%
4,307	Perrigo Company PLC	$154,492
16,064	Ryanair Holdings plc(b)	259,915
		414,407
Israel — 1.4%
34,127	ICL Group Ltd.	231,166

Japan — 7.4%
10,381	Aica Kogyo Company Ltd.(a)	238,562
4,420	FANUC Corporation	159,626
16,324	Nagaileben Company Ltd.(a)	252,022
18,545	Sekisui Jushi Corporation(a)	291,731
688	Shimano, Inc.(a)	119,297
9,000	T Hasegawa Company Ltd.	202,625
		1,263,863
Korea (Republic Of) — 1.3%
5,173	S-1 Corporation	219,167

Mexico — 1.8%
119,587	Megacable Holdings S.A.B. de C.V.	305,895

Netherlands — 2.1%
10,085	Koninklijke Vopak N.V.	356,132

Singapore — 3.9%
42,101	Oversea-Chinese Banking Corporation Ltd.	392,451
38,000	Singapore Exchange Ltd.	269,093
		661,544
Spain — 2.4%
50,000	Banco Santander S.A.	186,361
8,679	Cia de Distribucion Integral Logista Holdings S.A.	216,606
		402,967
Sweden — 4.7%
6,934	Loomis A.B.	237,550
34,745	Mekonomen A.B.	413,219
14,000	Skandinaviska Enskilda Banken A.B.	154,527
		805,296

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	21

CENTERSTONE INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2023

Shares		Fair Value
COMMON STOCKS — 79.3% (Continued)
Switzerland — 3.9%
3,000	Julius Baer Group Ltd.	$204,963
32,910	Softwareone Holding A.G.	469,566
		674,529
Thailand — 4.2%
92,800	Bangkok Bank PCL	411,513
73,434	Siam City Cement PCL	299,784
		711,297
United Kingdom — 1.9%
251,874	Firstgroup plc	320,394

TOTAL COMMON STOCKS (Cost $13,957,650)		13,555,250

EXCHANGE-TRADED FUNDS — 6.4%
United States — 6.4%
6,003	SPDR Gold Shares(b)	1,099,870
TOTAL EXCHANGE-TRADED FUNDS (Cost $742,331)		1,099,870

PRIVATE INVESTMENT FUNDS — 9.1%
United States — 9.1%
672,800	Coast Capital Midas Fund LP(b),(c),(d),(e),(f )	1,560,223
TOTAL PRIVATE INVESTMENT FUNDS (Cost $1,200,000)		1,560,223

SHORT-TERM INVESTMENTS — 3.4%
Collateral for Securities Loaned — 1.0%
172,410	State Street Navigator Securities Lending Government Money Market Portfolio, 4.84% (Cost $172,410)(g),(h)	172,410

Money Market Funds — 2.4%
402,057	State Street Institutional Treasury Plus Money Market Fund Trust Class, Trust Class, 4.63% (Cost $402,057)(g)	402,057
TOTAL SHORT-TERM INVESTMENTS (Cost $574,467)		574,467

TOTAL INVESTMENTS — 98.2% (Cost $16,474,448)		$16,789,810
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.8%		309,783
NET ASSETS — 100.0%		$17,099,593

See Accompanying Notes to Financial Statements.

22	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2023

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

LP	- Limited Partnership

LTD	- Limited Company

N.V.	- Naamioze Vennootschap

OYJ	- Julkinen osakeyhtiö

PLC	- Public Limited Company

P.T.	- Perseroan Terbatas

S.A.	- Société Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Security, or a portion of the security, is out on loan at March 31, 2023. Total loaned securities had a value of $1,724,075 at March 31, 2023.

(b)	Non-income producing security.

(c)	Illiquid security. The total fair value of these securities as of March 31, 2023 was $2,190,383, representing 12.81% of net assets.

(d)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(e)	Investment is valued using net asset value (or its equivalent) as a practical expedient. Total value of all such securities as March 31, 2023, amounted to $1,560,223, which represents approximately 9.1% of the net assets of the Fund. OceanaGold Corporation (a security traded on the Toronto Stock Exchange) is the only underlying holding of Coast Capital Midas Fund LP.

(f)	Restricted security.

(g)	Rate disclosed is the seven day effective yield as of March 31, 2023.

(h)	The loaned securities were secured with short-term investment cash collateral of $172,410 and non-cash collateral of $1,649,513. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund’s custodian. The Fund cannot pledge or resell the collateral.

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	23

CENTERSTONE INVESTORS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2023

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Assets:
Investments in securities, at cost	$180,394,202	$16,474,448
Investments in securities, at value #	$192,370,854	$16,789,810
Foreign currency, at value (Cost $103,218 and $27,088, respectively)	103,840	27,289
Interest and dividends receivable	551,847	59,947
Receivable for securities sold	47,398	9,444
Receivable for fund shares sold	4,883	106,928
Foreign tax reclaim receivable	527,577	358,428
Prepaid expenses and other assets	31,935	23,617
Total Assets	193,638,334	17,375,463

Liabilities:
Collateral on securities loaned (see Note 2)	731,136	172,410
Payable for fund shares redeemed	16,083	286
Payable to advisor	191,281	42,576
Payable for shareholder servicing fees	30,594	2,812
Payable for distribution fees	12,537	707
Payable for custody fees	32,211	24,904
Accrued expenses and other liabilities	42,479	32,175
Total Liabilities	1,056,321	275,870

Net Assets	$192,582,013	$17,099,593

Net Assets consist of:
Paid in capital (par value $0.001 per share)	$204,504,125	$46,545,690
Accumulated losses	(11,922,112)	(29,446,097)
Net Assets	$192,582,013	$17,099,593

#	Includes $9,507,735 and $1,724,075 of securities out on loan, respectively.

See Accompanying Notes to Financial Statements.

24	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2023

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Net Asset Value Per Share
Class I Shares:
Net Assets	$161,527,367	$15,292,994
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	13,256,607	1,485,463
Net asset value, offering and redemption price per share	$12.18	$10.30

Class A Shares:*
Net Assets	$21,500,335	$1,315,608
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,775,535	126,097
Net asset value, and redemption price per share	$12.11	$10.43
Offering price per share (NAV per share plus maximum sales charge of 5%)	$12.75	$10.98

Class C Shares:
Net Assets	$9,554,311	$490,991
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	805,873	48,159
Net asset value, offering and redemption price per share	$11.86	$10.20
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)^	$11.74	$10.10

*	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.

^	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption.

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	25

26	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
STATEMENTS OF OPERATIONS
Year ended March 31, 2023

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Investment Income:
Interest income	$766,747	$4,227
Dividend income	4,979,544	861,113
Less: Foreign withholding taxes	(534,725)	(89,173)
Securities lending income, net	86,659	5,954
Total Investment Income	5,298,225	782,121

Operating Expenses:
Investment advisory fees	1,905,280	227,619
Distribution fees - Class A Shares	54,585	15,121
Distribution fees - Class C Shares	100,777	5,585
Shareholder servicing fees	258,088	56,314
Administration fees	99,299	49,989
Registration & filing fees	51,282	39,932
Chief Compliance Officer fees	23,098	10,533
Legal fees	17,104	16,444
Trustees’ fees	15,920	15,338
Others expenses	53,676	11,801
Total Operating Expenses	2,579,109	448,676
Less: Fees waived by the advisor	(97,967)	(150,502)
Net Operating Expenses	2,481,142	298,174
Net Investment Income	2,817,083	483,947

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	(21,867,358)	(5,178,737)
Forward foreign currency contracts	(118,472)	25,002
	(21,985,830)	(5,153,735)
Net change in unrealized appreciation (depreciation) from:
Investments	7,769,333	1,474,442
Foreign currency translations	4,929	(544)
	7,774,262	1,473,898

Net Realized and Unrealized Loss	(14,211,568)	(3,679,837)

Net Decrease in Net Assets Resulting From Operations	$(11,394,485)	$(3,195,890)

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	27

CENTERSTONE INVESTORS
STATEMENTS OF CHANGES IN NET ASSETS

	Centerstone		Centerstone
	Investors Fund		International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2023	2022	2023	2022
Operations:
Net investment income	$2,817,083	$1,948,931	$483,947	$535,819
Net realized gain (loss) from investments, forward foreign currency contracts and securities sold short	(21,985,830)	16,338,583	(5,153,735)	539,287
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency contracts and securities sold short	7,774,262	(23,621,197)	1,473,898	(2,964,863)

Net Decrease in Net Assets Resulting From Operations	(11,394,485)	(5,333,683)	(3,195,890)	(1,889,757)

Distributions to Shareholders From:
Tax Return of Capital
Class I	—	—	—	(32,392)
Class A	—	—	—	(7,898)
Class C	—	—	—	(296)
Total Distributions Paid
Class I	(2,584,243)	(3,239,347)	(417,059)	(925,363)
Class A	(355,658)	(261,766)	(13,668)	(225,639)
Class C	(166,360)	(28,475)	(8,159)	(8,459)

Total Distributions to Shareholders	(3,106,261)	(3,529,588)	(438,886)	(1,200,047)

See Accompanying Notes to Financial Statements.

28	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Centerstone		Centerstone
	Investors Fund		International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2023	2022	2023	2022
Fund Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	17,176,252	39,240,153	584,237	6,874,016
Class A	1,477,008	7,136,460	294,612	1,880,857
Class C	315,605	968,389	—	52,958
Reinvestment of distributions
Class I	2,432,956	2,986,653	383,427	909,847
Class A	348,945	259,596	13,272	227,769
Class C	162,864	27,471	6,486	7,469
Redemption fee proceeds
Class I	—	1,945	—	1
Class A	—	219	—	199
Cost of shares redeemed
Class I	(93,884,100)	(23,774,459)	(11,089,755)	(32,259,972)
Class A	(4,109,591)	(7,331,167)	(8,124,763)	(2,451,272)
Class C	(1,932,284)	(1,307,365)	(205,716)	(312,468)

Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(78,012,345)	18,207,895	(18,138,200)	(25,070,596)

Total Increase (Decrease) in Net Assets	(92,513,091)	9,344,624	(21,772,976)	(28,160,400)

Net Assets:
Beginning of Year	285,095,104	275,750,480	38,872,569	67,032,969
End of Year	$192,582,013	$285,095,104	$17,099,593	$38,872,569

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	29

CENTERSTONE INVESTORS FUND
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding in each year:

		Income from			Less
		investment operations:			distributions:
			Net	Total
	Net asset	Net	realized	income	From net	From
	value,	invest-	and	(loss) from	invest-	net	Total
	beginning	ment	unrealized	investment	ment	realized	distribu-
	of year	income*	gain (loss)	operations	income	gains	tions
Class I
Year Ended March 31, 2023	$12.70	0.17	(0.49)	(0.32)	—	(0.20)	(0.20)
Year Ended March 31, 2022	$13.07	0.10	(0.31)	(0.21)	(0.16)	—	(0.16)
Year Ended March 31, 2021	$8.59	0.08	4.48	4.56	(0.08)	—	(0.08)
Year Ended March 31, 2020	$11.18	0.12	(2.46)	(2.34)	(0.16)	(0.09)	(0.25)
Year Ended March 31, 2019	$11.55	0.14	(0.16)	(0.02)	(0.12)	(0.23)	(0.35)

Class A
Year Ended March 31, 2023	$12.65	0.13	(0.47)	(0.34)	—	(0.20)	(0.20)
Year Ended March 31, 2022	$13.02	0.06	(0.30)	(0.24)	(0.13)	—	(0.13)
Year Ended March 31, 2021	$8.56	0.05	4.46	4.51	(0.05)	—	(0.05)
Year Ended March 31, 2020	$11.14	0.09	(2.45)	(2.36)	(0.13)	(0.09)	(0.22)
Year Ended March 31, 2019	$11.51	0.12	(0.16)	(0.04)	(0.10)	(0.23)	(0.33)

Class C
Year Ended March 31, 2023	$12.49	0.04	(0.47)	(0.43)	—	(0.20)	(0.20)
Year Ended March 31, 2022	$12.85	(0.04)	(0.29)	(0.33)	(0.03)	—	(0.03)
Year Ended March 31, 2021	$8.47	(0.03)	4.41	4.38	—	—	—
Year Ended March 31, 2020	$11.03	0.01	(2.43)	(2.42)	(0.05)	(0.09)	(0.14)
Year Ended March 31, 2019	$11.43	0.02	(0.15)	(0.13)	(0.04)	(0.23)	(0.27)

*	The net investment income per share data was determined using the average shares outstanding throughout the year.

(1)	Amount is less than $0.005 per share.

(2)	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	The ratios include 0.00% and 0.02% for the years ended March 31, 2022 and March 31, 2021, respectively, attributed to dividends from securities sold short.

See Accompanying Notes to Financial Statements.

30	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

				Ratios/ Supplemen- tal Data:	Ratios of expenses to average net assets				Ratios of net investment income (loss) to average net assets
Paid in		Net		Net
capital		asset		assets,
from		value,		end of	Before		After		Before		After		Portfolio
redemp-		end of	Total	year	fee		fee		fee		fee		turnover
tion fees		year	return (2)	(in 000s)	waivers		waivers		waivers		waivers		rate

—		$12.18	(2.47)%	$161,527	1.15%		1.10%		1.37%		1.41%		44.27%
0.00	(1)	$12.70	(1.58)%	$248,482	1.11	% (3)	1.10	% (3)	0.71	% (3)	0.72	% (3)	31.56%
0.00	(1)	$13.07	53.22%	$237,904	1.23	% (3)	1.12	% (3)	0.60	% (3)	0.72	% (3)	34.65%
0.00	(1)	$8.59	(21.46)%	$221,360	1.17%		1.10%		1.04%		1.11%		49.72%
0.00	(1)	$11.18	(0.02)%	$349,734	1.18%		1.10%		1.20%		1.28%		33.65%

—		$12.11	(2.64)%	$21,500	1.40%		1.35%		1.06%		1.11%		44.27%
0.00	(1)	$12.65	(1.84)%	$24,982	1.36	% (3)	1.35	% (3)	0.46	% (3)	0.47	% (3)	31.56%
0.00	(1)	$13.02	52.79%	$25,590	1.48	% (3)	1.37	% (3)	0.34	% (3)	0.45	% (3)	34.65%
0.00	(1)	$8.56	(21.63)%	$18,764	1.42%		1.35%		0.75%		0.82%		49.72%
0.00	(1)	$11.14	(0.25)%	$31,492	1.43%		1.35%		0.94%		1.02%		33.65%

—		$11.86	(3.40)%	$9,554	2.15%		2.10%		0.30%		0.35%		44.27%
—		$12.49	(2.56)%	$11,632	2.11	% (3)	2.10	% (3)	(0.29	)% (3)	(0.28	)% (3)	31.56%
0.00	(1)	$12.85	51.71%	$12,256	2.23	% (3)	2.12	% (3)	(0.40	)% (3)	(0.28	)% (3)	34.65%
0.00	(1)	$8.47	(22.24)%	$11,637	2.17%		2.10%		0.03%		0.11%		49.72%
0.00	(1)	$11.03	(1.00)%	$15,688	2.18%		2.10%		0.09%		0.18%		33.65%

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	31

CENTERSTONE INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding in each year:

		Income from investment operations:				Less distributions:
	Net asset value, begin- ning of year	Net invest- ment income*		Net realized and unrealized gain (loss)	Total income (loss) from invest- ment operations	From net invest- ment income	From net realized gains	Tax return of capital		Total distri- butions
Class I
Year Ended March 31, 2023	$10.62	0.18		(0.24)	(0.06)	(0.26)	—	—		(0.26)
Year Ended March 31, 2022	$11.29	0.11		(0.53)	(0.42)	(0.24)	—	(0.01)		(0.25)
Year Ended March 31, 2021	$7.98	0.09		3.30	3.39	(0.08)	—	—		(0.08)
Year Ended March 31, 2020	$10.97	0.16		(2.92)	(2.76)	(0.21)	(0.02)	—		(0.23)
Year Ended March 31, 2019	$11.82	0.16		(0.62)	(0.46)	(0.15)	(0.24)	—		(0.39)

Class A
Year Ended March 31, 2023	$10.61	0.20		(0.28)	(0.08)	(0.10)	—	—		(0.10)
Year Ended March 31, 2022	$11.28	0.08		(0.53)	(0.45)	(0.21)	—	(0.01)		(0.22)
Year Ended March 31, 2021	$7.98	0.06		3.29	3.35	(0.05)	—	—		(0.05)
Year Ended March 31, 2020	$10.96	0.15		(2.93)	(2.78)	(0.18)	(0.02)	—		(0.20)
Year Ended March 31, 2019	$11.81	0.15		(0.64)	(0.49)	(0.12)	(0.24)	—		(0.36)

Class C
Year Ended March 31, 2023	$10.50	0.08		(0.23)	(0.15)	(0.15)	—	—		(0.15)
Year Ended March 31, 2022	$11.14	0.00	(1)	(0.53)	(0.53)	(0.11)	—	(0.00	) (1)	(0.11)
Year Ended March 31, 2021	$7.90	0.00	(1)	3.24	3.24	—	—	—		—
Year Ended March 31, 2020	$10.85	0.05		(2.88)	(2.83)	(0.10)	(0.02)	—		(0.12)
Year Ended March 31, 2019	$11.71	0.05		(0.62)	(0.57)	(0.05)	(0.24)	—		(0.29)

*	The net investment income per share data was determined using the average shares outstanding throughout the year.

(1)	Amount is less than $0.005 per share.

(2)	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Accompanying Notes to Financial Statements.

32	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

					Ratios/ Supplemen- tal Data:	Ratios of expenses to average net assets		Ratios of net investment income (loss) to average net assets
Paid in capital from redemp- tion fees		Net asset value, end of year	Total return (2)		Net assets, end of year (in 000s)	Before fee waivers	After fee waivers	Before fee waivers	After fee waivers	Portfolio turnover rate

—		$10.30	(0.36	)% (3)	$15,293	1.66%	1.10%	1.34%	1.89%	15.90%
0.00	(1)	$10.62	(3.74)%		$27,168	1.45%	1.10%	0.63%	0.98%	19.69%
0.00	(1)	$11.29	42.49%		$53,982	1.62%	1.10%	0.42%	0.94%	22.87%
0.00	(1)	$7.98	(25.70)%		$65,732	1.30%	1.10%	1.25%	1.45%	30.37%
0.00	(1)	$10.97	(3.78)%		$168,337	1.29%	1.10%	1.22%	1.41%	34.01%

—		$10.43	(0.66)%		$1,316	1.91%	1.35%	1.38%	2.11%	15.90%
0.00	(1)	$10.61	(4.00)%		$10,978	1.70%	1.35%	0.34%	0.73%	19.69%
0.00	(1)	$11.28	42.03%		$12,019	1.87%	1.35%	0.10%	0.63%	22.87%
0.00	(1)	$7.98	(25.84)%		$11,919	1.55%	1.35%	1.15%	1.35%	30.37%
0.00	(1)	$10.96	(4.05)%		$20,619	1.54%	1.35%	1.13%	1.33%	34.01%

—		$10.20	(1.35	)% (3)	$491	2.66%	2.10%	0.21%	0.81%	15.90%
—		$10.50	(4.73)%		$726	2.45%	2.10%	(0.39)%	(0.02)%	19.69%
0.00	(1)	$11.14	41.01%		$1,032	2.62%	2.10%	(0.57)%	(0.04)%	22.87%
0.00	(1)	$7.90	(26.39)%		$1,696	2.30%	2.10%	0.30%	0.50%	30.37%
0.00	(1)	$10.85	(4.83)%		$9,475	2.29%	2.10%	0.22%	0.41%	34.01%

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	33

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS
March 31, 2023

1.	ORGANIZATION

The Centerstone Investors Fund and the Centerstone International Fund (each a “Fund” and collectively the “Funds”) are diversified series of shares of beneficial interest of Northern Lights Fund Trust III, (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund reorganized on March 5, 2021 from their predecessor fund to a series of Northern Lights Fund Trust III. The Centerstone Investors Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including the US market. The Centerstone International Fund seeks long-term growth of capital by investing in a range of securities and asset classes primarily from foreign (non-US) markets. Centerstone Investors, LLC (the “Advisor”) manages the Funds. The Funds’ inception date is May 3, 2016.

All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including Accounting Standards Update 2013-08.

34	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

a.	Investment Valuation – The Funds record their investments at fair value. In determining each Fund’s Net Asset Value (“NAV”) per share as of the close of the New York Stock Exchange (“NYSE”), currently 4:00 pm Eastern Time (“ET”) (the “Valuation Time”), securities traded on one or more securities exchanges for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If no sale price is reported, the mean between the current bid and ask is used. Securities not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the current mean price on such over-the-counter market, (and if there is only a bid or only an ask price on such date, valuation will be at such bid or ask price for long or short positions, respectively). Debt securities, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available, are generally priced at the current bid price. Debt securities may be valued at prices supplied by the relevant pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Absent special circumstances, valuations for a specific type of instrument will all be made through the same pricing agent.

Exchange-traded options; futures and options on futures are valued at the settlement price determined by the exchange.

The value of foreign currencies and of foreign securities whose value is quoted or calculated in a foreign currency shall be converted into US dollars based on foreign exchange rates provided by a major banking institution(s) or currency dealer(s) selected by the pricing agent providing such price, or by the Advisor in the case of securities for which the Advisor provides a fair value determination, at 4:00 pm ET or the nearest time prior to the Valuation Time, at which such foreign currency quotations are available.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	35

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

Money market-type instruments that have a remaining maturity of 60 days or less are valued at bid prices from a pricing vendor, unless the Advisor believes another valuation is more appropriate.

Forward currency contracts shall be valued at the forward currency contract rates, determined at 4:00 pm ET or the nearest time prior to the Valuation Time, provided by a bank or dealer that the pricing agent or, if applicable, the Advisor believes to be reliable.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not

36	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	37

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

38	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used for the year ended as of March 31, 2023, for the Funds’ assets and liabilities measured at fair value:

Centerstone Investors Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks#	$60,823,986	$91,824,136	$—	$152,648,122
Exchange-Traded Funds	9,349,167	—	—	9,349,167
Corporate Bonds	—	4,439,425	—	4,439,425
U.S. Government & Agencies	—	4,998,063	—	4,998,063
Collateral for Securities Loaned	731,136	—	—	731,136
Money Market Funds	13,964,048	—	—	13,964,048
Total Assets	$84,868,337	$101,261,624	$—	$186,129,961
Investments valued as practical expedient:				6,240,893
Total Investments:				$192,370,854

Centerstone International Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks#	$2,337,599	$11,217,651	$—	$13,555,250
Exchange-Traded Funds	1,099,870	—	—	1,099,870
Collateral for Securities Loaned	172,410	—	—	172,410
Money Market Fund	402,057	—	—	402,057
Total Assets	$4,011,936	$11,217,651	$—	$15,229,587
Investments valued as practical expedient:				1,560,223
Total Investments:				$16,789,810

*	Refer to the Schedule of Investments for country classification.

#	As of March 31, 2023, foreign common stocks were mostly classified as level 2 securities due to fair value factor pricing by the Fund’s pricing agent.

The Funds did not hold any Level 3 securities as of March 31, 2023.

In determining fair values as of March 31, 2023, the Advisor has, as a practical expedient, estimated fair value of each Private Investment Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Private Investment Fund as of that date. Each investment for which fair value is measured using the Private Investment Fund’s NAV as a practical expedient is not required to be categorized within the fair value hierarchy. Accordingly, Private Investment Funds with a fair value of $6,240,893 and $1,560,223 for the Centerstone Investors Fund and Centerstone International Fund, respectively, have not been categorized.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	39

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

b.	Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity in an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

c.	Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

d.	Foreign Currency Translations – The books and records of the Funds are maintained in US dollars. The market values of securities which are not traded in US currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effect of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

e.	Forward Foreign Currency Contracts – As foreign securities are purchased and sold, the Funds may enter into forward foreign currency contracts in order to hedge against foreign currency exchange rate risks. The market value of the contracts fluctuate with changes in currency exchange rates.

40	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund investing in forward foreign currency contracts is exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position.

There were no forward foreign currency contracts outstanding, as of March 31, 2023. For the year ended March 31, 2023, the average monthly outstanding currency purchased or sold in US dollars for forward foreign currency contracts totaled $14,305,801 and $2,924,537 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

f.	Options Transactions – The Funds may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the counter market. To cover the potential obligations involved in writing options, a Fund will own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	41

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

g.	Short Sales – The Funds may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, a Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.

The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, a Fund will be required to maintain a segregated account with the Fund’s custodian of cash or liquid assets

42	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, a Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Funds may also sell a security short “against the box.” Short sales “against the box” are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

h.	Impact of Derivatives on the Statements of Operations – The following is a summary of each Fund’s change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency Contracts	Net realized gain (loss) from: Forward Foreign Currency Contracts

Realized gain (loss) on derivatives recognized in the Statements of Operations
Derivative Investment type	Centerstone Investors Fund	Centerstone International Fund
Forward Foreign Currency Contracts	$(118,472)	$25,002

i.	Lending Portfolio Securities – For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting generally of cash, US Government securities, letters of credit or other collateral as deemed appropriate by the Board, in an amount at least equal to the current market value of the loaned securities, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	43

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Each Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, each Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Advisor does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. While there are no limits on the number of borrowers to which each Fund may lend securities, in practice, a Fund may end up lending securities to only one or a small group of borrowers.

Cash collateral may be invested by a Fund in short-term investments including money-market funds. Investment of cash collateral offers the opportunity for a Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value.

The agreement provides that after predetermined rebates to borrowers, the Funds each retain a portion of their respective net securities lending income and pay the custodian the remaining portion.

44	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of March 31, 2023.

		Gross	Net Amounts		Gross Amounts Not
		Amounts	of Assets		Offset in the Statement
	Gross	Offset in the	Presented in		of Assets & Liabilities
	Amounts of	Statement	the Statement	Financial	Cash		Net
	Recognized	of Assets &	of Assets &	Instruments	Collateral		Amount
Assets:	Assets	Liabilities	Liabilities	Pledged*	Received		of Assets
Centerstone Investors Fund
Description:
Securities Loaned	$9,507,735	$—	$9,507,735	$8,776,599	$731,136	*	$—
Total	$9,507,735	$—	$9,507,735	$8,776,599	$731,136		$—

Centerstone International Fund
Description:
Securities Loaned	$1,724,075	$—	$1,724,075	$1,551,665	$172,410	*	$—
Total	$1,724,075	$—	$1,724,075	$1,551,665	$172,410		$—

*	The amount is limited to the asset balance and accordingly does not include excess collateral pledged. Non-cash collateral is not reflected in the Funds’ records as the Funds do not have control of this collateral.

The fair value of the securities loaned for the Centerstone Investors Fund and Centerstone International Fund totaled $9,507,735 and $1,724,075 at March 31, 2023, respectively. The securities loaned are noted in the Schedules of Investments. The fair value of the “Collateral for Securities Loaned” on the Schedule of Investments includes cash collateral received and reinvested that totaled $731,136 for the Centerstone Investors Fund and $172,410 for the Centerstone International Fund at March 31, 2023, respectively. This amount is offset by a liability recorded as “Collateral on securities loaned.” The contractual maturity of securities lending transactions is on an overnight and continuous basis. At March 31, 2023, Centerstone Investors Fund and Centerstone International Fund received non-cash collateral of $9,241,458 and $1,649,513, respectively. The non-cash collateral consists of U.S. treasury notes and U.S. treasury inflation indexed bonds, with coupon rates ranging from 0.01% to 6.125% and maturity dates from 4/27/2023 to 11/15/2052 and is held for benefit of each Fund at the Fund’s custodian. The Funds cannot pledge or resell the collateral.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	45

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

j.	Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

k.	Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years of 2020 through 2022, or expected to be taken in the Funds’ March 31, 2023 year-end tax returns. The Funds identify their major tax jurisdiction as US federal, Ohio and foreign jurisdictions where a Fund makes significant investments. Neither Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended March 31, 2023, the Funds did not incur any interest or penalties.

46	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

l.	Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on the ex-date.

m.	Class Accounting – Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares of a Fund have equal voting privileges with respect to such Fund except that each class has exclusive voting rights with respect to its service and/or distribution plans. A Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of such Fund.

n.	Foreign Taxes – Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income.

o.	Indemnification – The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	47

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

p.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

q.	Market Risk – The value of each Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Each Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Securities markets may experience long periods of decline in value.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, climate change and climate-related events, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other preexisting political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

48	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

a.	Management Fees – The Advisor serves as each Fund’s investment advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, subject to the oversight of the Board and in conformity with the stated policies of the Funds, manages all business activities of the Funds. As compensation for its services, each Fund pays the Advisor an annualized rate of 0.90% of each Fund’s respective average daily net assets, accrued daily and paid monthly. For the year ended March 31, 2023, the Advisor earned advisory fees of $1,905,280 and $227,619 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

Pursuant to an operating expense limitation agreement between the Advisor and the Trust, the Advisor has agreed to waive its fees and/or expenses for each Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for a Fund does not exceed 1.35%, 2.10% and 1.10%, of such Fund’s average net assets, for Class A, Class C and Class I shares, respectively, through August 1, 2024. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. The Advisor is permitted to receive reimbursement from a Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or paid; and (2) the reimbursement may not be made if it would cause the expense limitation currently in effect or in effect at the time of the waiver or payment, whichever is lower, to be exceeded.

During the year ended March 31, 2023, the Advisor waived fees totaling $97,967 and $150,502 for the Centerstone Investors Fund and Centerstone International Fund, respectively. As more fully described above, waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or paid.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	49

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

The following amounts are subject to recapture by the Funds until the following dates:

	3/31/2024	3/31/2025	3/31/2026
Centerstone Investors Fund	$315,573	$27,474	$97,967
Centerstone International Fund	353,349	209,844	150,502

Each Fund was reorganized on March 5, 2021 from a series of Centerstone Investors Trust to a series of Northern Lights Fund Trust III (the “Reorganizations”). Prior to the Reorganizations, the Funds had advisory and expense limitation agreements with Centerstone Investors Trust. The fees charged to the Funds did not change as a result of the Reorganizations and the amounts waived by the predecessor funds are still subject to recapture by the Advisor.

b.	Distributor – The Distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, with respect to the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan for the Funds’ Class A and Class C shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that is calculated at an annual rate of 0.25% and 1.00% per year of the average daily net assets of each Fund’s Class A and Class C shares and paid to the Distributor to be used to pay for distribution and shareholder servicing activities. For the year ended March 31, 2023, the Funds incurred distribution fees of $155,362 and $20,706 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the year ended March 31, 2023 for the Centerstone Investors Fund and Centerstone International Fund:

	Underwriting	Amount Retained
Fund	Commissions	by Underwriter
Centerstone Investors Fund
Class A	$1,935	$187
Class C	3,273	486
Centerstone International Fund
Class A	1,050	105
Class C	—	—

50	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

c.	Administration, Fund Accounting and Transfer Agency Fees

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Funds pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended March 31, 2023 were as follows:

	Purchases	Sale Proceeds
	(excluding	(excluding	Purchases of	Proceeds of
	US Government	US Government	US Government	US Government
Fund	Securities)	Securities)	Securities	Securities
Centerstone Investors Fund	$84,059,746	$162,533,549	$24,743,500	$19,873,250
Centerstone International Fund	3,932,266	22,422,894	—	—

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	51

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

5.	SHARES OF BENEFICIAL INTEREST

At March 31, 2023, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the year ended March 31, 2023:

				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
	Class I Shares
Centerstone Investors Fund	1,450,536	208,658	(7,969,047)	(6,309,853)
Centerstone International Fund	59,837	39,982	(1,173,436)	(1,073,617)

	Class A Shares
Centerstone Investors Fund	125,922	30,107	(354,725)	(198,696)
Centerstone International Fund	30,464	1,364	(940,083)	(908,255)

	Class C Shares
Centerstone Investors Fund	27,605	14,311	(167,629)	(125,713)
Centerstone International Fund	—	681	(21,695)	(21,014)

Following is a summary of shareholder transactions for each Fund for the year ended March 31, 2022:

				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
	Class I Shares
Centerstone Investors Fund	2,929,244	232,968	(1,801,046)	1,361,166
Centerstone International Fund	598,188	85,673	(2,906,287)	(2,222,426)

	Class A Shares
Centerstone Investors Fund	537,028	20,297	(548,468)	8,857
Centerstone International Fund	162,970	21,447	(215,160)	(30,743)

	Class C Shares
Centerstone Investors Fund	73,927	2,172	(98,598)	(22,499)
Centerstone International Fund	4,427	709	(28,656)	(23,520)

52	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

6.	DISTRIBUTIONS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $184,422,142 and $17,109,442 for the Centerstone Investors Fund and Centerstone International Fund, respectively, and differs from market value by net unrealized appreciation (depreciation) which consisted of:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
	Appreciation	Depreciation	(Depreciation)
Centerstone Investors Fund	$28,328,940	$(20,380,228)	$7,948,712
Centerstone International Fund	2,559,885	(2,879,517)	(319,632)

The unrealized appreciation (depreciation) in the table above includes net unrealized foreign currency gains of $31 for the Centerstone Investors Fund and losses of $2,104 for the Centerstone International Fund.

The tax character of Fund distributions paid for the years ended March 31, 2023 and March 31, 2022 were as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
March 31, 2023	Income	Capital Gains	Capital	Total
Centerstone Investors Fund	$1,510	$3,104,751	$—	$3,106,261
Centerstone International Fund	438,886	—	—	438,886

For fiscal year ended	Ordinary	Long-Term	Return of
March 31, 2022	Income	Capital Gains	Capital	Total
Centerstone Investors Fund	$3,193,627	$335,961	$—	$3,529,588
Centerstone International Fund	1,159,461	—	40,586	1,200,047

As of March 31, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Centerstone Investors Fund

Undistributed	Undistributed	Post October		Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Capital Loss	Book/Tax	Appreciation/	Accumulated
Income	Capital Gains	Late Year Loss	Carry Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$2,537,045	$—	$(5,220,918)	$(17,186,982)	$—	$7,948,743	$(11,922,112)

Centerstone International Fund

Undistributed	Undistributed	Post October		Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Capital Loss	Book/Tax	Appreciation/	Accumulated
Income	Capital Gains	Late Year Loss	Carry Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(770,121)	$(28,354,240)	$—	$(321,736)	$(29,446,097)

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	53

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies and adjustments for partnerships, grantor trusts and defaulted income securities.

Late Year
Losses
Centerstone Investors Fund	$—
Centerstone International Fund	84

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Centerstone Investors Fund and Centerstone International Fund incurred and elected to defer such capital losses respectively $5,220,918 and $770,037.

At March 31, 2023, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

	Non-Expiring	Non-Expiring		CLCF
	Short-Term	Long-Term	Total	Utilized
Centerstone Investors Fund	$1,219,393	$15,967,589	$17,186,982	$—
Centerstone International Fund	9,368,015	18,986,225	28,354,240	—

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the outstanding voting securities of a Fund creates the presumption of control of the Fund, under Section 2(a)(a) of the 1940 Act. As of March 31, 2023, Charles Schwab & Co. Inc. held in omnibus accounts for the benefit of others approximately 31% of the outstanding voting securities of the Centerstone Investors Fund and UBS held in omnibus accounts for the benefit of others approximately 41% of the outstanding voting securities of the Centerstone International Fund.

54	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2023

8.	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. Each Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. The Funds will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of a Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of March 31, 2023, the Centerstone Investors Fund and the Centerstone International Fund were invested in the following restricted securities:

Centerstone Investors Fund
	Initial				% of
Security	Acquisition Date	Shares	Cost	Value	Net Assets
Coast Capital Midas Fund LP	2/1/2021	2,691,200	$4,800,000	$6,240,893	3.2%

Centerstone International Fund
	Initial				% of
Security	Acquisition Date	Shares	Cost	Value	Net Assets
Coast Capital Midas Fund LP	2/1/2021	672,800	$1,200,000	$1,560,223	9.1%

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	55

TO THE SHAREHOLDERS OF CENTERSTONE INVESTORS FUND AND
CENTERSTONE INTERNATIONAL FUND AND
BOARD OF TRUSTEES OF NORTHERN LIGHTS FUND TRUST III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Centerstone Investors Fund and Centerstone International Fund (the “Funds”), each a series of Northern Lights Fund Trust III as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

56	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers and underlying fund administrators; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 30, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	57

CENTERSTONE INVESTORS
ADDITIONAL INFORMATION (Unaudited)
March 31, 2023

Renewal of Advisory Agreement – Centerstone Investors Fund and
Centerstone International Fund*

In connection with a meeting held on February 22-23, 2023, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Centerstone Investors LLC (the “Adviser”) and the Trust, with respect to Centerstone Investors Fund (“CS Investors”) and Centerstone International Fund (“CS International” and together with CS Investors, the “Centerstone Funds”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Centerstone Funds and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that the Adviser was founded in 2016 and managed approximately $208 million in assets. The Board reviewed the background information of key investment personnel responsible for servicing the Centerstone Funds, considering their education and financial industry experience. The Board considered that the Adviser followed a value investing approach that focused on an investment’s long-term earnings power rather than current earnings. The Board observed that the Adviser’s investment process used proprietary research and fundamental business analysis to identify companies demonstrating financial strength, business model durability and competent management that traded at discounted prices from their intrinsic values. The Board acknowledged that the Adviser had wide-ranging risk management and mitigation processes. The Board recognized that the Adviser utilized various pre- and post-trade

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Centerstone Funds.

58	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
ADDITIONAL INFORMATION (Unaudited) (Continued)
March 31, 2023

compliance checklists to ensure compliance with investment restrictions and portfolio guidelines. The Board noted that the Adviser’s best execution committee met semi-annually and reviewed the quality of trade execution and rated broker-dealers on several different benchmarks. The Board acknowledged that the Adviser had reported no material compliance issues since the Advisory Agreement was approved. The Board concluded that the Adviser provided satisfactory service to each Centerstone Fund and its respective shareholders.

Performance.

CS Investors. The Board noted that CS Investors earned a 2-star Morningstar rating and outperformed its peer group, Morningstar category, and benchmark over the 1-year period. The Board observed that CS Investors underperformed its peer group, Morningstar category, and benchmark over the 3-year, 5-year, and since inception periods. The Board recalled that the Adviser attributed long-term underperformance to CS Investor’s large cash reserves relative to the funds in its peer group and Morningstar category, underweighting in communications and technology-related sectors, and minimal exposure to the U.S. markets relative to its benchmark. The Board considered that value investing had been out of favor over the past few years but recognized that the Adviser’s commitment to value investing provided strong returns over the 1-year period relative to that of its peers. The Board concluded that the Adviser had provided reasonable returns for CS Investors and its shareholders.

CS International. The Board observed that CS International outperformed its Morningstar category and benchmark over the 1-year period but underperformed its peer group over the same period and earned a 1-star Morningstar rating. The Board acknowledged that CS International underperformed its peer group, Morningstar category, and benchmark over the 3-year, 5-year, and since inception periods. The Board recalled that the Adviser noted its investments in gold in 2022 explained CS International’s

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	59

CENTERSTONE INVESTORS
ADDITIONAL INFORMATION (Unaudited) (Continued)
March 31, 2023

underperformance relative to that of its peer group. The Board considered that the Adviser attributed long-term underperformance to CS International’s large cash reserves relative to the funds in its peer group and Morningstar category, underweighting in communications and technology-related sectors, and minimal exposure to the U.S. markets relative to its benchmark. The Board considered that value investing had been out of favor over the past few years but acknowledged the Adviser’s commitment to value investing over a full market cycle. The Board concluded that the Adviser should be afforded additional time to manage CS International over a full market cycle.

Fees and Expenses.

CS Investors. The Board noted that CS Investors’ advisory fee was equal to the median and average of its peer group but higher than the average and median of its Morningstar category. The Board further noted that CS Investor’s net expense ratio was higher than its peer group and Morningstar category medians and averages. The Board acknowledged that the Adviser currently had an expense limitation in place of 1.10% for Class I shares and 1.35% for Class A shares. The Board discussed the Adviser’s explanation that active management and the resources involved in executing CS Investors’ unique strategy justified the higher fees. The Board concluded that the advisory fee was not unreasonable.

CS International. The Board noted that CS International’s advisory fee was the same as its peer group average and median but higher than the average and median of its Morningstar category. The Board observed that CS International’s net expense ratio was higher than its peer group and Morningstar category medians and averages. The Board acknowledged that the Adviser currently had an expense limitation in place of 1.10% for Class I shares and 1.35% for Class A shares. The Board discussed the Adviser’s explanation that active management and the resources involved in executing CS International’s unique strategy justified the higher fees. The Board concluded that the advisory fee was not unreasonable.

60	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
ADDITIONAL INFORMATION (Unaudited) (Continued)
March 31, 2023

Economies of Scale. The Board considered whether the Adviser had achieved economies of scale with respect to the management of each Centerstone Fund. They noted that the Adviser would continue to monitor the growth in assets of the Centerstone Funds and whether a Centerstone Fund reached a level where breakpoints should be considered. After further discussion, the Board concluded that neither Centerstone Fund had attained an asset level at which economies had been achieved by the Adviser.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its management of each Centerstone Fund. The Board acknowledged that the Adviser was managing CS International at a loss and concluded, therefore, that excessive profitability was not an issue with respect to CS International at this time. The Board observed that the Adviser earned a reasonable profit both in actual dollars and as a percentage of revenue in connection with CS Investors. The Board concluded that the Adviser’s profitability was not excessive with respect to CS Investors.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of each of the Centerstone Funds and their respective shareholders.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	61

CENTERSTONE INVESTORS
FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transactional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from each Fund’s actual return, and the “Actual-Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period.”

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

62	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
FUNDS’ EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual(1)		(5% return before expenses)

					Expenses	Expenses
	Fund’s	Beginning	Ending	Paid During	Ending	Paid During
	Annualized	Account	Account	Period*	Account	Period*
	Expense	Value*	Value	10/1/22-	Value	10/1/22-
	Ratio	10/1/22	3/31/23	3/31/23	3/31/23	3/31/23
Class I:
Investors Fund	1.10%	$1,000.00	$1,178.50	$5.97	$1,019.45	$5.54
International Fund	1.10%	$1,000.00	$1,251.10	$6.17	$1,019.45	$5.54

Class A:
Investors Fund	1.35%	$1,000.00	$1,177.50	$7.33	$1,018.20	$6.79
International Fund	1.35%	$1,000.00	$1,250.30	$7.57	$1,018.20	$6.79

Class C:
Investors Fund	2.10%	$1,000.00	$1,172.70	$11.38	$1,014.46	$10.55
International Fund	2.10%	$1,000.00	$1,245.30	$11.76	$1,014.46	$10.55

(1)	Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 365 (to reflect the one-half year period).

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	63

64	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2023

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended March 31, 2023, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and they determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Foreign Tax Credit (Unaudited)

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended March 31, 2023 and March 31, 2022, were as follows:

For fiscal year ended	Foreign	Foreign
3/31/2023	Taxes Paid	Source Income
Centerstone Investors Fund	$0.03	$0.12
Centerstone International Fund	0.05	0.31

For fiscal year ended	Foreign	Foreign
3/31/2022	Taxes Paid	Source Income
Centerstone Investors Fund	$0.03	$0.06
Centerstone International Fund	0.06	0.17

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	65

CENTERSTONE INVESTORS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2023

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019–present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).

*	As of March 31, 2023, the Trust was comprised of 31 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

66	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	67

CENTERSTONE INVESTORS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2023

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Eric Kane 1981	President	Since August 2022, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2020-2022); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Viktoriya Pallino 1995	Secretary	Since August 2022, indefinite	Legal Administrator II, Ultimus Fund Solutions, LLC (since 2021); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-314-9006.

68	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE INVESTORS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2023

Proxy Voting Policy

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (877)-314-9006 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Fund files its complete portfolio of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling (877)-314-9006.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	69

NORTHERN LIGHTS FUND TRUST III
PRIVACY NOTICE	Rev. June 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	w Social Security number w Assets w Retirement Assets w Transaction History w Checking Account Information	w Purchase History w Account Balances w Account Transactions w Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your credit worthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1.631.490.4300

70	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

NORTHERN LIGHTS FUND TRUST III
PRIVACY NOTICE

WHAT WE DO
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

w      Open an account

w      Provide account information

w      Give us your contact information

w      Make deposits or withdrawals from your account

w      Make a wire transfer

w      Tell us where to send the money

w      Tells us who receives the money

w      Show your government-issued ID

w      Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

w      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

w      Affiliates from using your information to market to you

w      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. w Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. w Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. w Northern Lights Fund Trust III doesn’t jointly market.

Centerstone Investors ♦ Annual Report ♦ March 31, 2023	71

CENTERSTONE INVESTORS

Investment Advisor
Centerstone Investors, LLC
228 Park Avenue S
Suite 75938
New York, NY 10003

Independent Registered Public Accounting Firm
Cohen & Company, Ltd
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

Legal Counsel
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent, Fund Accountant and Fund Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, OH 45246

Distributor
Northern Lights Distributors, LLC
4221 North 203rd Street
Suite 100
Elkhorn, NE 68022

72	Centerstone Investors ♦ Annual Report ♦ March 31, 2023

CENTERSTONE
INVESTORS

Centerstone Investors • 228 Park Avenue S, Suite 75938 • New York, New York 10003
212.503.5790 • centerstoneinv.com • in

CEN-AR23

Item 1. Reports to Stockholders.

(b)        Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $32,500

2022 - $30,500

(b)	Audit-Related Fees

2023- None

2022 - None

(c)	Tax Fees

2023 - $7,500

2022 - $7,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	2023	2022
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $7,500

2022 - $7,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 6/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 6/7/2023

By (Signature and Title)

/s/ Richard Gleason

Richard Gleason, Principal Financial Officer/Treasurer

Date 6/7/2023